AGREEMENT


     AGREEMENT made effective as of the 1st day of January, 1995, between ESPEY MFG. & ELECTRONICS CORP., a New York corporation having its principal executive office at Saratoga Springs, New York 12866 (hereinafter "Espey") and SOL PINSLEY, residing at 359 Ballston Avenue, Saratoga Springs, New York 12866 (hereinafter "Pinsley").
                      W I T N E S S E T H :


     WHEREAS, Espey and Pinsley have had a long term employment relationship and Pinsley has been the President and/or Chief Executive Officer of Espey since September 23, 1976, and Pinsley having been an executive officer and key employee of Espey for many years prior thereto; and
     WHEREAS, Pinsley has been and continues to be a key executive employee of Espey, and Espey in order to assure itself of Pinsley's continued services, advices and "know-how" desires to modify, extend and restate effective as of January 1, 1995 the terms of Pinsley's existing employment agreement in order to secure and to have available exclusively to Espey the services of Pinsley on the terms and conditions contained herein;
     NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, it is agreed by and between Espey and Pinsley as follows:
     1. Duties: Espey shall employ Pinsley as an executive officer and Pinsley accepts such employment as an executive officer of Espey or, as provided in Paragraph 5 hereof, as a non-executive officer employee of Espey, all in accordance with the terms and conditions of this Agreement. Pinsley shall render services in the manner previously rendered by him in the capacity of President and Chief Executive Officer, or as provided in Paragraph 5 hereof, as a non-executive officer employee ("NEO-employee"). It is understood that Pinsley may be appointed and serve as Chairman of the Board instead of as President while continuing as Chief Executive Officer. In this regard Pinsley's powers and duties shall be determined, from time to time, consistent with past practices by Espey's Board of Directors. It is agreed that Pinsley will devote such efforts, time, energy and skill to the business and affairs of Espey as is reasonably required for the performance of the services to be rendered by him as an executive officer or a NEO-employee, as the case may be, except for vacation periods, holidays and other leaves of absence. During the term of this Agreement, Pinsley shall make his services available only to Espey.
     2. Term. This Agreement and the employment of Pinsley hereunder shall commence January 1, 1995. This Agreement and Pinsley's employment as an executive officer or NEO-employee, as the case may be, shall continue until December 31, 1998 (hereinafter the "ExpirationDate") except as otherwise provided in this Agreement. Pinsley may not be terminated by Espey prior to the Expiration Date as an executive employee serving in the capacity of President (or Chairman of the Board) and Chief Executive Officer or, if Pinsley has elected pursuant to Paragraph 5 hereof to be a NEO-employee, serving as a NEO-employee except and only for Pinsley's willful breach of a material provision of this Agreement or for gross misconduct as provided in Paragraph 10(a) hereof.
     3. Compensation. In consideration for Pinsley's services and commitments hereunder, Espey shall pay to Pinsley an annual minimum base compensation of One Hundred Eighty-Two Thousand and no/100 Dollars ($182,000.00) for each calendar year during the term of the Agreement commencing January 1, 1995. An additional percentage increment to the annual minimum base compensation may be determined and granted by Espey's Board of Directors in its discretion. In addition, the Board of Directors in its discretion may also award Pinsley a bonus for any calendar year during the term of this Agreement based upon Pinsley's performance and/or the performance of Espey and such other factors as the Board deems pertinent. The base annual compensation shall be paid periodically in accordance with Espey's customary employment payroll practices for executive employees.
     4.   Office; Reimbursement of Expenses; Fringe Benefits.
          (a) During the term of this Agreement Pinsley's fringe benefits, office, base of operations and secretarial assistance shall continue to be of the same nature and similar as heretofore. His office shall continue to be located where it is presently located unless he at his election wishes it to be located elsewhere.
          (b) During the term of this Agreement Espey will promptly reimburse Pinsley for all reasonable expenses incurred by him in the furtherance of and carrying out his duties under this Agreement.
          (c) Pinsley shall be entitled to participate in any life insurance, disability insurance and group medical plans or any other fringe benefit, including pension and deferred compensation plans of Espey in effect from time to time.
     5. Pinsley's Option to Become a NEO-Employee. At any time during the term of this Agreement, Pinsley shall have the right to resign as President
 (or Chairman of the Board, if previously appointed to and serving in such office) and Chief Executive Officer of Espey, and he may elect to serve for the remainder of the term as a NEO-employee of Espey, making himself available to Espey in person, by telephone or by such other means of communication, at such reasonable times as he deems reasonably necessary to consult with and advise Espey's officers and Board of Directors on the matters submitted to him for such consultation and advice. During the period that Pinsley is a NEO-employee, the compensation and other benefits provided for by Espey (including the same fringe benefits that were made available to Pinsley as an executive officer) set forth in Paragraphs 3 and 4 hereof shall remain unchanged and shall be paid and accorded to him, except that the annual base compensation that would have been payable to Pinsley had he remained as President (or Chairman of the Board) and Chief Executive Officer shall thereafter be reduced by Forty Thousand and no/100 Dollars ($40,000.00) per annum for the remainder of the term of this Agreement.
     6.   Disability and Death.
          (a) If Pinsley shall be unable to substantially perform his duties hereunder by reason of illness, physical or mental disability or other incapacity (hereinafter for convenience called "disability"), the base annual minimum compensation and benefits required to be paid or accorded to Pinsley pursuant to Paragraphs 3 and 4 or 5 hereof, shall remain in effect and continue to be paid and accorded to him until the Expiration Date based on Pinsley's status as President (or Chairman of the Board) and Chief Executive Officer or as a NEO-employee, as the case may be, at the time such disability occurs.
          (b) In the event of the death of Pinsley during the term of this Agreement, the base annual minimum compensation required to be paid to Pinsley pursuant to Paragraph 3 or 5 hereof as President (or Chairman of the Board) and Chief Executive Officer or as a NEO-employee, as the case may be, shall remain in effect and continue to be paid to the legal representatives of his estate until the later of (i) the Expiration Date, or (ii) a period of one hundred eighty-seven (187) consecutive days from the date of his death. The provisions of this Paragraph 6(b) shall also apply if at the time of his death Pinsley is in a disability status as referred to in Paragraph 6(a).
     7. Restrictive Covenant. During the term of this Agreement, and for a period of eighteen (18) consecutive months after the Expiration Date, Pinsley shall not without the express written consent of Espey, directly or indirectly, on his own behalf or on behalf of any other person, firm, partnership, corporation or other business entity:
          (a) Engage in or participate (in his own capacity or as an officer, director, shareholder, employee, consultant, independent contractor, partner, principal or sole proprietor), have any material financial interest in, or knowingly permit his name to be used by or in connection with any business or activity that competes in any material way, directly or indirectly, with Espey or any of its subsidiaries;
          (b) Solicit business for products or services similar to those offered, sold, provided or under active development, by Espey or any of its subsidiaries, from any business entity which, at any time during the term of this Agreement, did business with, or was a customer or account of Espey or any of its subsidiaries, or which, at any time, during the term of this Agreement, had been solicited for business by Espey or any of its subsidiaries;
          (c) Solicit or encourage any person not to become an employee of Espey or any of its subsidiaries;
          (d) Solicit any employee of Espey or any of its subsidiaries to terminate his employment with Espey or any of its subsidiaries, or otherwise knowingly interfere with Espey or its subsidiaries' relations with their respective employees; or
          (e) Interfere in any manner with the business or other activities of Espey or its subsidiaries.
          Because Espey does not have an adequate remedy at law to protect the business of Espey and its subsidiaries from a breach by Pinsley of the foregoing provisions of this Paragraph 7 or to protect its interests in the trade secrets, privileged, proprietary or confidential information and similar commercial assets of Espey and its subsidiaries from a breach by Pinsley of the provisions of Paragraph 8, Espey shall be entitled to injunctive relief, in addition to such other remedies and relief that would, in the event of a breach of the provisions of Paragraph 7 and/or 8 of this Agreement, be available to Espey.
     8. Secret or Confidential Information. Except as shall be required by order of any court or governmental agency of competent jurisdiction or except as otherwise required by law, during the term of this Agreement and for a period of eighteen (18) consecutive months after the Expiration Date
 (a) Pinsley will not without the express written consent of Espey, divulge or communicate to anyone other than Espey, or such persons, if any, designated by it, any trade secret, production technique, engineering know-how or other confidential information or any invention, discovery, improvement, device, practice, process, method or product, whether or not patented or patentable, directly or indirectly useful in or relating to any material aspect of the business of Espey as conducted from time to time as to which Pinsley is, or at any time during the term of his employment under this Agreement or at any time prior thereto or thereafter, shall become informed of and which shall not be generally known to the public or recognized as standard practice; or
 (b) Pinsley shall not retain or use for the benefit of Pinsley or any third person or entity (other than Espey or any affiliate thereof) any document or papers used or owned or formerly used or owned by Espey or any of its subsidiaries, which divulges or relates to any of the matters referred to in clause (a) above; provided, that Pinsley shall not be responsible under this Paragraph 8 for the actions of any third party.
     9. Suits for Enforcement; Attorney's Fees and Expenses. In the event of any dispute between Espey and Pinsley arising out of or to enforce or protect rights under any of the provisions of this Agreement, either party may proceed to enforce or protect such rights either by suit in equity or by action at law, or both, whether for specific performance (or, as the case may be, injunctive relief) of any covenant or agreement contained in this Agreement or to enforce any payment hereunder or to enforce or to protect any other legal or equitable right of such party hereunder. If Pinsley (or his estate) is the prevailing party in any such suit, action or proceeding he (or his estate) shall be entitled to recover in such suit, action or proceeding (or in a separate action) from Espey his (or his estate's) reasonable attorney's fees and other expenses and costs of enforcement, protection or collection incurred in connection with or arising out of any such dispute, suit, action or proceeding. Any amounts in an action awarded Pinsley for compensation, damages, costs and expenses accrued, shall bear interest at an annual rate equal to the prime rate of Espey's principal bank in effect from time to time until paid. The provisions of this Paragraph 9 shall also inure to the benefit of Pinsley's successors and legal representatives.
     10.  Miscellaneous.
          (a) No breach of this Agreement by Pinsley shall be deemed willful nor shall any claim of gross misconduct by him be a ground for termination of this Agreement by Espey unless and until Pinsley shall fail to cure or end such claimed breach of this Agreement or such conduct, or take reasonable steps to cure, or end such breach or conduct, within thirty (30) days after written notice delivered to him by Espey, which notice shall specify the claimed breach or conduct and set forth in reasonable detail the factual basis for such claim, provided, however, that, if Pinsley disputes such claimed breach or conduct in a writing delivered to Espey within such thirty (30) day period, then the period for curing or ending such claimed breach or conduct or to endeavor to cure the same by taking reasonable steps in furtherance of such cure, shall be tolled until ten business days after such dispute is resolved by a final court order, and further provided that, until such dispute is resolved by settlement or a final court order, the compensation and benefits to Pinsley provided for in this Agreement shall continue to be paid and accorded to him.
          (b) This Agreement shall be binding upon Espey and its successors and assigns, including any transferee of all or a substantial part of its assets or any entity into which it is merged or by which it is acquired. The rights and benefits of Pinsley under this Agreement are personal benefits to him; no such right or benefit shall be subject to voluntary or involuntary alienation, assignment or transfer, except for his estate and as otherwise provided herein.
          (c) The waiver by either party of a breach or provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach or provision by such other party.
          (d) This Agreement contains the entire agreement between the parties with respect to the subject matter herein and Pinsley's employment as an executive officer and as a NEO-employee. All prior discussions, compensation understanding, negotiations and agreement are merged herein, effective
 January 1, 1995. This Agreement and any provision thereof may not be orally changed, waived or rescinded, but may only be changed, waived or rescinded by an agreement to such effect in writing signed by the party against whom enforcement of same is sought.
          (e) The invalidity, illegality, or unenforceability of any provision hereof shall not in any way affect, impair, invalidate or render unenforceable this Agreement or any other provision hereof. If any court of competent jurisdiction construes any restrictive covenants or any part hereof, to be unenforceable because of the duration of such provision or the area covered thereby, such court shall have the power to reduce the duration or area of such provision and, in its reduced form such provision shall then be enforceable and shall be enforced.
          (f) Any notice, election or other action required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon deposit in the United States Mail by registered or certified mail with proper postage prepaid and addressed to the party to be notified as follows:
               (a)  If to Espey at:

                    Espey Mfg. & Electronics Corp.
                    P.O. Box 422
                    Saratoga Springs, NY 12866

               (b)  If to Pinsley at:

                    Sol Pinsley
                    359 Ballston Avenue
                    Saratoga Springs, NY 12866

 or to such other address as either party may hereafter designate for itself or himself by written notice to the other party in the manner herein prescribed.
          (g) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.
                              ESPEY MFG. & ELECTRONICS CORP.


                              By:  JOSEPH CANTERINO


                                   SOL PINSLEY


STATE OF NEW YORK
SARATOGA COUNTY, SS.

     At           4:20 PM                   , this 12th  day of JUNE    , 1995,
 Joseph Canterino personally appeared and he acknowledged this instrument, sealed and subscribed by him, to be his free act and deed and the free act and deed of Espey Mfg. & Electronics Corp.

                              Before me  SHEILA A. OSBORN
                                         NOTARY PUBLIC
                                         Originally Commissioned
                                         Saratoga County
                                         My Commission Expires
                                         Dec. 30, 1996
STATE OF NEW YORK
SARATOGA COUNTY, SS.

     At           4:20 PM                    , this 12th  day of  JUNE,   1995,
 Sol Pinsley personally appeared and he acknowledged this instrument, sealed and subscribed by him, to be his free act and deed.

                              Before me SHEILA A. OSBORN
                                        NOTARY PUBLIC
                                        Originally Commissioned
                                        Saratoga County
                                        My Commission Expires
                                        Dec. 30, 1996